Exhibit 10.6

EXECUTION AMENDMENT NO. 1 TO

WARRANT AGREEMENT

AMENDMENT NO. 1, dated as of February 13, 2004 (this “Amendment”), to that certain Warrant Agreement, dated as of July 29, 2002 (the “Warrant Agreement”), by and between Sunterra Corporation, a Maryland corporation (the “Company”), and Merrill Lynch Mortgage Capital Inc., a Delaware Corporation, the administrative agent and collateral agent (in such capacity, “Agent”) for the Lenders under that certain Loan Agreement (the “Loan Agreement”), dated as of July 29, 2002, as amended by Amendment No. 1, dated as of December 20, 2002, among the Company, Borrowers (as defined therein), the Lenders (as defined therein) and the Agent.

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Warrant Agreement;

WHEREAS, the Company has requested that Agent agree to amend the Warrant Agreement as more specifically set forth herein;

WHEREAS, Borrowers, Agent and Lenders have agreed to simultaneously amend the Loan Agreement; and

WHEREAS, Agent has indicated its willingness to agree to such amendment of the Warrant Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 2 hereof):

(a) The Exercise Price is hereby amended by deleting in its entirety the amount

“$ 15.25” in Section 1 of the Warrant Agreement and by inserting, in lieu thereof, “$14”:

(b) The Form of Warrant attached as Exhibit A to the Warrant Agreement is hereby amended by deleting in its entirety, and inserting, in lieu thereof, Exhibit A hereto.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment. Agent has received counterparts of this Amendment executed by Company and Agent on behalf of Lenders.

(b) Warrant. Agent shall have received an amendment to that certain Warrant, dated as of July 29,2002, to subscribe for and purchase common stock of the Company, in form and substance satisfactory to Agent, executed by the Company.

(c) Loan Agreement. Agent shall have received counterparts of Amendment No. 2 to the Loan Agreement (“Loan Agreement Amendment”) executed by the Borrowers and Agent on behalf of Lenders and all of the conditions in Section 3 of the Loan Agreement Amendment shall have been satisfied.

(d) Representations and Warranties. The representations and warranties contained in Section 3 of this Amendment, Section 5 of the Warrant Agreement and each of the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(e) No Default or Event of Default. No Default or Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing or shall occur after giving effect to this Amendment.

SECTION 3. Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders:

(a) Representations and Warranties. The representations and warranties contained in this Section 4, Section 5 of the Warrant Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Financing Document (as defined in the Loan Agreement) to the Warrant Agreement shall be to the Warrant Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Integration; Amendment. This Amendment sets forth in full the terms of agreement between the parties with respect to the amendment described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such amendment. This Amendment supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the amendment described herein.

SECTION 6. No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of Agent and the Company and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law.

(a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to conflict of law principles.

(b) Jurisdiction. Each of the Company and Agent hereby irrevocably submits to the non exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment or the Warrant Agreement or the Warrant, and each of the Company and Agent hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. Each of the Company and Agent hereby irrevocably waives, to the fullest extent permitted under applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Company and Agent irrevocably consents, to the fullest extent permitted under applicable law, to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in Section 12 of the Warrant Agreement. Each of the Company and the Agent hereby agrees, to the fullest extent permitted under applicable law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Waiver of July Trial. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE COMPANY AND AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE WARRANT AGREEMENT OR ANY WARRANT ISSUED THEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNTERRA CORPORATION

By:

Name:

Title:

MERRILL LYNCH MORTGAGE CAPITAL INC .

By:

Name:

Title:

Form of Warrant

Amended and Restated Warrant

THIS WARRANT AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN WARRANT NO. 1, DATED AS OF JULY 29, 2002 ISSUED BY SUNTERRA CORPORATION TO MERRILL LYNCH MORTGAGE CAPITAL INC. AND IS GIVEN IN SUBSTITUTION THEREOF.

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Exercisable on or before the Warrant Termination Date (as defined below)

COMMON STOCK PURCHASE WARRANT

To Subscribe for and Purchase Common Stock of SUNTERRA CORPORATION

WARRANT NO. 1

This certifies that, for value received, Merrill Lynch Mortgage Capital Inc., a Delaware corporation (“Merrill”) or its registered assigns is entitled to purchase from Sunterra Corporation, a Maryland corporation (the “Company”), at any time after the date hereof until the Warrant Termination Date, 1,190,148 fully paid, non-assessable shares (the “Warrant Shares”) of Common Stock, par value $.01 per share, of the Company (the “Common Stock”), subject to adjustment as provided in that certain Warrant Agreement, dated as of July 29,2002, as amended by that certain Amendment No. 1 to the Warrant Agreement, dated as of February 13, 2004, by and between the Company and Merrill (the “Warrant Agreement”), at an exercise price of $14 per share.

No Warrant may be exercised after 5:00 p.m., New York City Time on July 29, 2007. To the extent not exercised by such time such Warrant shall become void.

This Common Stock Purchase Warrant and all Common Stock Purchase Warrants issued in substitution or exchange therefor are herein individually called a “Warrant” and collectively called “Warrants.”

This Warrant is issued pursuant to and, subject to the terms and conditions of, the Warrant Agreement, which Warrant Agreement is incorporated by reference in and made a part of this instrument. Capitalized terms not otherwise defined herein shall have the meanings given them in the Warrant Agreement. Any conflict between the terms of this Warrant and the Warrant Agreement shall be resolved in favor of the terms of the Warrant Agreement.

This Warrant is further subject to the following provisions, terms and conditions:

1. (a) In order to exercise this Warrant, in whole or in part, the Holder

(as such term is defined in the Warrant Agreement) shall deliver to the Company, at the office the Company designated for such purpose in Section 12 of the Warrant Agreement, (i) the form of election to purchase set forth herein properly completed and signed, (ii) payment of the Warrant Price pursuant to Section l(b), and (iii) this Warrant. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within ten (10) days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates, in such name or names as the Holder may designate, representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided in Section 3. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(b) Payment to the Company of the purchase price for the Warrant Shares so purchased (the “Warrant Price”) may be made, at the option of the Holder, (i) by payment of the Warrant Price in cash or by wire transfer or cashier’s check drawn on a United States bank, (ii) by tendering that portion of the Warrant having a value equal to the Warrant Price, based on the Fair Market Value (as such term is defined below) per Warrant Share, or (iii) by any combination of (i) and (ii). For purpose of clause (ii) above, the Fair Market Value of the Warrant shall be determined as follows: the “Market Price” as that term is defined in Section 4(d) of the Warrant Agreement, but determined as of the trading day immediately preceding the date of receipt by the Company of the applicable form of election to purchase provided pursuant to Section l(a), over (2) the Exercise Price.

2. Notwithstanding the forgoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations of, Section 3 hereof and the restrictive legend on the first page hereof.

3. No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value per share of Common Stock as of the close of business on the date of the notice required by Section 1 above.

4. (a) Subject to the provisions of Section 10 of the Warrant Agreement, this Warrant and all rights hereunder are assignable.

(b) Any transfer shall be made at the principal office of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

5. (a) This Warrant shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to conflict of law principles.

(b) Each of the Company and the Holder hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Warrant or the Warrant Agreement, and each of the Company and the Holder hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted under applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Company and the Holder irrevocably consents, to the fullest extent permitted under applicable law, to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in Section 12 of the Warrant Agreement. Each of the Company and the Holder hereby agrees, to the fullest extent permitted under applicable law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WARRANT OR THE WARRANT AGREEMENT.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of February -, 2004.

SUNTERRA CORPORATION

By:

Name:

Title:

Form of Election to Purchase

(To Be Executed Upon Exercise Of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to receive shares of Common Stock and herewith tenders payment for such shares [by payment to the order of SUNTERRA CORPORATION in the amount of $ pursuant to the terms of Section l(b)(i) of the Warrant]/[by tendering Warrant Shares represented by this Warrant pursuant to Section l(b)(ii) of the Warrant]/[by payment to the order of SUNTERRA CORPORATION in the amount of $ and by tendering warrant Shares represented by this Warrant pursuant to Section 1(b)(iii) of the Warrant]. The undersigned requests that a certificate for such shares be registered in the name of whose address is and that such shares be delivered to whose address is . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of such shares be registered in the name of whose address is and that such shares be delivered to whose address is

Signature:

Date:

Form of Assignment

(To be executed upon assignment of Warrant)

FOR VALUE RECEIVED, , hereby sells, assigns and transfers unto the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises.

Date:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNTERRA CORPORATION

Name: Frederick C. Bauman

Title: Vice President

MERRILL LYNCH MORTGAGE CAPITAL

INC.

By:

Name:

Title:

Amendment No. 1 to

Warrant Agreement